UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
(Date of Report (date of earliest event reported)) : February 21, 2006
National Bancshares Corporation

(Exact name of registrant specified in its charter)

Ohio	0-14773	34-1518564

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 West Market Street, Orrville, Ohio	44667

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(330) 682-1010

[not applicable]

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure
ITEM 9.01 Exhibits
Signatures
EX-99.1 Press Release

Item 7.01 Regulation FD Disclosure
PRESS RELEASE: On February 21, 2006, National Bancshares Corporation issued a press release containing financial information and accompanying discussion for the year ended December 31, 2005. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated into this report by reference.
ITEM 9.01 Exhibits
(c)	Exhibits

Exhibit 99.1 National Bancshares Corporation press release dated February 21, 2006 containing financial information and accompanying discussion for the year ended December 31, 2005.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Bancshares Corporation

Date: February 21, 2006	/s/ Charles J. Dolezal

Charles J. Dolezal
President and Chief Executive Officer

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